                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the inclusion in this Form 8-K dated November 13, 1998 of Cooper Industries, Inc. of our report dated January 23, 1998 (except for Note 1, as to which the date is October 9, 1998) with respect to the consolidated financial statements of Cooper Industries, Inc.

We also consent to the incorporation by reference in the following Registration Statements on Form S-8 or Form S-3 of Cooper Industries, Inc. and in each related Prospectus of our report dated January 23, 1998 (except for Note 1, as to which the date is October 9, 1998) with respect to the consolidated financial statements of Cooper Industries, Inc.

Registration
Statement No.                                   Purpose
-------------                                   -------
No. 2-71732             Form S-8 Registration Statement for Shares issuable
                        pursuant to Substitute Deferred Compensation Agreements
                        in connection with the acquisition of Crouse-Hinds
                        Company

No. 2-33-14542          Form S-8 Registration Statement for Cooper Industries,
                        Inc. 1985 and 1989 Employee Stock Purchase Plans

No. 2-33-19574          Form S-8 Registration Statement for Cooper Industries,
                        Inc. 1986 Stock Option Plan

No. 2-33-29302          Form S-8 Registration Statement for 1989 Director Stock
                        Option Plan

No. 33-57829            Form S-8 Registration Statement for Cooper Industries,
                        Inc. 1986 Stock Option Plan

No. 333-02847           Form S-8 Registration Statement for Cooper Industries,
                        Inc. Directors' Stock Plan

No. 333-08277           Form S-8 Registration Statement for Cooper Industries,
                        Inc. Stock Incentive Plan

No. 333-24237           Form S-3 Registration Statement for Cooper Industries,
                        Inc. Dividend Reinvestment and Stock Purchase Plan

No. 33-63457            Form S-3 Registration Statement for Cooper Industries,
                        Inc. Debt Exchangeable for Common Stock (DECS(sm))

No. 333-51439           Form S-8 Registration Statement for Cooper Industries,
                        Inc. Directors' Retainer Fee Stock Plan

No. 333-51441           Form S-8 Registration Statement for Cooper Industries,
                        Inc. Amended and Restated Management Annual Incentive
                        Plan



                                              ERNST & YOUNG LLP

Houston, Texas
November 13, 1998